EXHIBIT 10.26


     THIS SUBSCRIPTION AGREEMENT AND THE CONVERTIBLE SUBORDINATED NOTES SOLD HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AS AMENDED (THE SECURITIES ACT"), BUT IS SOLD PURSUANT TO AN EXEMPTION FROM THE REQUIREMENTS OF SAID ACT. NEITHER SUCH NOTES NOR ANY INTEREST OF PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED OR DISPOSED OF IN THE UNITED STATES OR TO A "U.S. PERSON" AS DEFINED IN REGULATION S PROMULGATED UNDER SUCH ACT ("REGULATION S") EXCEPT IN COMPLIANCE WITH REGULATION S.



SUBSCRIPTION AGREEMENT


Mr. Alan Steel, CFO
ARC Capital
2067 Commerce Drive
Medford, Oregon 97504


Gentlemen:


     THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT (this "Agreement") is executed in reliance upon the transactional exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended ("1933 Act").

     THIS AGREEMENT has been executed by the undersigned in connection with the placement of Subordinated Convertible Notes pursuant to section 903 (c) (2) of Regulation S (hereinafter referred to as the "Notes") of ARC Capital, a corporation under the laws of the State of California, U.S.A., NASDAQ symbol "ARCCA" (hereinafter referred to as the "Seller" or the "Company"). The Notes being sold pursuant to this Agreement have not been registered under the 1933 Act and may not be offered to sold in the United States or to U.S. Persons, other than distributors (as such terms are defined in Regulation S), unless the Notes are registered under the 1933 Act, or an exemption from the registration requirement of the 1933 Act is available. The terms on which the Notes can be converted into Common Stock (such common stock underlying the Notes being referred to herein as "Shares") and the other terms of the Notes are set forth therein. The offer and sale of Notes and the Shares (collectively the "Securities"), are being made in reliance upon the provision of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Act").

     The  undersigned,  Swiss  American  Securities  Inc.  as agent  for  Credit
Suisse(herein referred to as Buyer or "Purchaser"), in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon, represents and warrants and agrees as follows:

     1. Subject to the terms and conditions set forth in this Agreement, the undersigned hereby subscribes for $1,600,000 in principal amount of 6.75% Subordinated Convertible (Sales of Notes are made only in $100,000 increments).

     Upon execution of this Subscription Agreement by the Company, Purchaser will wire transfer available funds in U.S. dollars payable to the Company via escrow account as follows:

     The  Notes  shall  be  delivered  to  the  Purchaser  c/o  Swiss   American
Securities, as escrow agent, on a delivery versus payment basis and funds shall be wired by Purchaser as follows:


     Bank:        United National Bank of Oregon
                  400 SW Sixth Avenue
     ABA#         123 000 220
     FBO:         ARC Capital
     Acct #       1260015896


     2. Representation and Warranties: The Purchaser hereby acknowledges, represents and warrants to and agrees with the Company as follows:

     (a) The Purchaser has been furnished with the Company's press releases, current Annual Report on Form 10-K for year ending December 31, 1994, and Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1995, and the Form 8K dated March 6, 1996, and the Form 8-K-A dated May 13, 1996 (the "Disclosure Documents"). The Purchaser acknowledges that the Company will, upon written request made by the Purchaser, provide without charge, copies of all documents identified in the Disclosure Documents.

     (b) The Purchaser represents and warrants that it is not a U.S. person (as defined in Rule 902(0) of Regulation S.

     (c) The Purchaser acknowledges that the offer and sale of the Notes are not taking place within the United States, but rather in an offshore transaction. "United States" means the United States, its territories and possessions, and any state of the United States, and the District of Columbia. No "direct selling efforts" (as defined in Regulation S) may be made in United States by the Company, and distributor of the Notes, any of their affliates or any person acting on behalf of any of the foregoing.

     (d) The Purchaser acknowledges its understanding that the offer and sale of the Notes is intended to be exempt from registration under the 1993 Act by virtue of Regulation S.

     (e) The Purchaser acknowledges that the Securities have not been registered under the 1933 Act and, therefore, cannot be offered or sold in the United States or to U.S. persons for a period of a minimum of 40 days from the sale of Notes, unless the Notes are registered under the 1933 Act, or an exemption from the registration requirements of the Act is available.

     (f) The Purchaser acknowledges that this Agreement and any certificate representing the Notes or Notes issued under this Agreement shall bear the restrictive legend set forth on the Notes. The purchaser further acknowledges that the Company will affect a conveyance only in accordance with Regulation S.

     (g) All offers and sales of these Securities prior to the expiration of 40 days from the later of the date when these Notes were first offered to persons other than distributors or the date of closing of this offering shall be made only in accordance with Rule 903 or Rule 904 of Regulation S or pursuant to an available exemption from the registration requirements of the 1933 Act.

     (h) Purchaser is purchasing the Notes as an agent for Credit Suisse on behalf of "non-U.S." investors and not on behalf of any U.S. person, and no sale has been prearranged with a purchaser in the United States.

     (i) The Purchaser acknowledges that Purchaser in making the decision to purchase the Notes subscribed for, has relied upon independent investigations made by it and its Purchaser representatives, if any, of material books and records of the Company, all materials contracts and documents relating to this offering and have had an opportunity to ask questions of, and to receive answers from, Company or any person acting on its behalf concerning the terms and conditions of this offering. Purchaser and its representatives, if any, have been provided with access to all publicly available materials relating to the offer and sale of the Notes which have been requested. Purchaser and its representatives, if any, have received complete and satisfactory answers to any such inquiries.

     3.  Representations  and  Warranties:   The  Company  hereby  acknowledges,
represents and warrants to and agrees with the Purchaser as follows:

     (a) The Company is a "Reporting Issuer." The Company has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the proceeding 12 months and has been subject to such filing requirements for the past 90 days.

     (b)  The Offering is being made pursuant to SEC Regulation 230.903 (c)(2).

     (c) The Company will issue Notes in the form of Exhibit "A" attached hereto.

     (d) The Company has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the Securities. This Agreement and the issuance of the Securities have been duly and validly authorized by all necessary corporate action by the Company. This Agreement and the Notes have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

     (e) The Shares issued upon conversion of the Notes (after the 40-day holding period) will contain no restrictive legend and will not be the subject of any stop transfer direction or order.

     5. Miscellaneous:

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the Purchaser's address set forth on the signature page below.

     (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

     (c) All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identify of the parties hereto require.

     (d) This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) Upon execution of this Agreement by the Company, Purchaser shall wire funds to the Escrow Agent to be distributed in accordance with the Private Placement and Distribution Agreement.

     IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement on this 14th day of May, 1996.

                                      PURCHASER

                                      Name: Swiss American Securities Inc.
                                            As Agent for Credit Suisse

                                      Address: 100 Wall Street, N.Y., N.Y. 10005

                                      Signature: /s/ S. R. DiDonna
                                                 -------------------------------
ACCEPTED BY:                                     S. R. DiDonna
                                                 Executive Vice President
ARC CAPITAL

/s/ Alan Steel                                   /s/ Edward F. Anselmin
----------------------------------               -------------------------------
                                                 Edward F. Anselmin, V.P.